SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 30, 2002

                                ---------------


                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                       0-30130                 06-1481060
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
incorporation or organization)                               identification no.)


             7 Commerce Drive
            Danbury, Connecticut                                    06810
   (Address of principal executive offices)                       (Zip code)



       Registrant's telephone number, including area code: (203) 794-1100

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                                   ATMI, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Item 5.     Other Events.....................................................3

Item 7.     Exhibits.........................................................3

Signature....................................................................4



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Item 5.     Other Events.

      On January 30, 2002, ATMI, Inc., a Delaware corporation, issued a press release announcing its financial results for the three months ended December 31, 2001 and for fiscal year 2001. A copy of ATMI's press release is attached hereto as Exhibit 99.1.


Item 7.     Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 Press Release, dated January 30, 2002, entitled "ATMI Reports Fourth Quarter and 2001 Financial Results"




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2002

                                       ATMI, INC.


                                       By: /s/ Eugene G. Banucci
                                           ---------------------------------
                                          Eugene G. Banucci, Ph.D.
                                          Chief Executive Officer, Chairman
                                          of the Board and Director



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